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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 29, 2003
Date of Report (date of earliest event reported)

CUBIC CORPORATION
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-8931 (Commission File Number)	95-1678055 (I.R.S. Employer Identification No.)
9333 Balboa Avenue San Diego, California 92123 (Address of principal executive offices)
Registrant's telephone number, including area code: (858) 277-6780
N/A (Former name or former address, if changed since last report)

Item 2. Acquisition of ECC International Corp.

        On September 25, 2003, Cubic Corporation ("Cubic") and ECC International Corp. ("ECC") issued a joint press release, set forth as Exhibit 99.1 to this Current Report, announcing that Cubic had acquired majority ownership of ECC. The acquisition was completed through a tender offer by CDA Acquisition Corporation, a wholly owned subsidiary of Cubic, for all of the outstanding shares of ECC common stock at a price of $5.25 per share.

        Cubic also announced that that it has elected to provide a subsequent offering period in connection with the tender offer. The subsequent offering period began September 25, 3003 at 9:00 a.m. EDT and will expire October 10, 2003 at 5:00 p.m. EDT. For additional information, reference is made to the press release, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release, issued by Cubic Corporation on September 25, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CUBIC CORPORATION

Date: September 29, 2003	/s/ JOHN D. THOMAS John D. Thomas Vice President Finance and Treasurer

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  Item 2. Acquisition of ECC International Corp.
  Item 7. Financial Statements and Exhibits.
SIGNATURE